UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

01/30/2008

Date of Report (Date of earliest event reported)

SAFECO CORPORATION

(Exact name of registrant as specified in Charter)

WASHINGTON	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Safeco Plaza, Seattle, Washington	98185
(Address of principal executive officers)	(Zip Code)

(206) 545-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 30, 2008, Safeco’s Board of Directors appointed Gerardo Lopez as a Class III director and as a member of the Audit Committee. He will stand for election at the Company’s 2008 annual meeting of shareholders. More information is included in the news release filed as Exhibit 99.1 to this Form 8-K.

Safeco also announced that on January 30, 2008, Maria Eitel tendered her resignation from the Board of Directors, to be effective immediately following the May shareholder meeting. More information is included in the news release filed as Exhibit 99.2 to this Form 8-K.

Item 8.01	Other Events

Safeco announced that Paula Rosput Reynolds, Safeco’s president and chief executive officer, will be appointed chairman of the Company’s board of directors, effective with the next annual shareholder meeting, and that Robert Cline will become lead director at that time.

More information is included in the news release attached as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	News release “Gerardo Lopez Appointed to Safeco Board of Directors” dated February 4, 2008.

Exhibit 99.2	News release “Safeco Announces Board of Directors Changes” dated February 5, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation
Registrant

Dated: February 5, 2008	/s/ Stephanie G. Daley-Watson
Stephanie G. Daley-Watson
Vice President, Secretary and Associate General Counsel